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                                                                    Exhibit 23.8


                                DELOITTE & TOUCH


                          EPSILON INVESTMENT HOUSE LTD.


As independent public accountants of Epsilon Investment House Ltd. we hereby consent to the incorporation of our report included in this Form 10K, into the company's previously filed Registration Statement File No. 33-51023, and No. 55137.


                                 Brightman, Almagor & Co.
                               Certified Public Accountants

March 21, 2002



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